Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Third Quarter 2017

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Operating Earnings (Loss) by Segment and Corporate & Other
	7	Annuities - Statements of Operating Earnings (Loss)
	8	Annuities - Select Operating Metrics
	10	Life - Statements of Operating Earnings (Loss)
	11	Life - Select Operating Metrics
	13	Run-off - Statements of Operating Earnings (Loss)
	14	Run-off - Select Operating Metrics
	15	Corporate & Other - Statements of Operating Earnings (Loss)

Other Information
	17	DAC and VOBA Rollforward
	17	Net Derivative Gains (Losses)
	18	Notable Items Impacting Operating Earnings (Loss)
	19	Variable Annuity Separate Account Returns
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-2	Non-GAAP and Other Financial Disclosures
	A-5	Acronyms
	A-6	Reconciliation of Net Income to Operating Earnings (Loss)
	A-7	Reconciliation of Return On Equity to Operating Return On Equity
	A-8	Reconciliation of Total Revenues to Operating Revenues and Reconciliation of Total Expenses to Operating Expenses
	A-9	Investment Reconciliation Details

Note: See Appendix for Non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.
The information presented in this financial supplement has been derived from the consolidated financial statements of Brighthouse Financial, Inc. for periods subsequent to the separation from MetLife, Inc. that occurred on August 4, 2017, and is derived from the combined financial information of the MetLife U.S. Retail Separation Business for periods prior to the separation.  The combined financial information was prepared in connection with the separation of a substantial portion of MetLife, Inc.’s former Retail segment as well as certain portions of its former Corporate Benefit Funding segment, and presents the combined results of operations and financial condition of certain former direct and indirect subsidiaries and businesses of MetLife, Inc., including Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA) and its subsidiaries, New England Life Insurance Company, Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), MetLife Reinsurance Company of Delaware, MetLife Reinsurance Company of South Carolina, Brighthouse Investment Advisers, LLC (formerly MetLife Advisers, LLC), and a designated protected cell of MetLife Reinsurance Company of Vermont.  As used in this financial supplement, “Brighthouse Financial,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc., the entity that subsequent to the separation holds, through its subsidiaries, the assets (including the equity interests of certain former MetLife, Inc. subsidiaries) and liabilities associated with MetLife, Inc.’s former Brighthouse Financial segment.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except share and per share amounts)

	For the Three Months Ended
Financial Results and Metrics	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss) (1)	$(943)	$246	$(349)	$(1,765)	$(158)
Operating earnings (loss) (1)	$(676)	$324	$280	$(62)	$329
Total corporate expenses (2)	$241	$226	$215	$198	$199

Stockholders' Equity (3)
Ending stockholders' equity	$13,766	$16,415	$15,116	$14,862	$18,170
Ending AOCI	1,308	1,894	1,506	1,265	2,439
Ending stockholders' equity, excluding AOCI	$12,458	$14,521	$13,610	$13,597	$15,731
Proforma ending stockholders' equity, excluding AOCI (4)	N/A	$12,170	N/A	N/A	N/A

Return On Equity
Return on equity	(17.9)%	(12.2)%	(21.4)%	(16.7)%	(5.8)%
Return on equity, excluding AOCI (5)	(20.1)%	(13.8)%	(24.3)%	(18.9)%	(6.6)%
Operating return on equity, excluding AOCI (6)	(1.0)%	5.9%	4.1%	4.4%	6.9%

Per Common Share
Net income (loss) (7)	$(7.87)	N/A	N/A	N/A	N/A
Operating earnings (loss) (8)	$(5.64)	N/A	N/A	N/A	N/A

Book value per common share (9)	$114.93	N/A	N/A	N/A	N/A
Book value per common share, excluding AOCI (10)	$104.01	N/A	N/A	N/A	N/A

Common Shares
Common shares outstanding	119,773,106	N/A	N/A	N/A	N/A
Weighted average common shares outstanding - basic	119,773,106	N/A	N/A	N/A	N/A
Weighted average common shares outstanding - diluted	119,773,106	N/A	N/A	N/A	N/A

(1) The Company recorded a noncash tax expense of $1.1 billion in the third quarter of 2017 related to a tax obligation triggered prior to the separation, recognized by the Company's former parent. This tax expense had no impact on the book value of Brighthouse Financial.

(2) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; but excludes one time establishment costs.
(3) For periods ending prior to the separation, stockholders' equity was previously reported as shareholder's net investment.
(4) June 30, 2017 amounts have been adjusted for subsequent separation transactions, including the distribution to MetLife, Inc. of $1.8 billion and a tax separation liability of $600 million.
(5) Return on equity is defined as total annual net income (loss) on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total stockholders' equity, excluding AOCI.

(6) Operating return on equity is defined as total annual operating earnings (loss) on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total stockholders' equity, excluding AOCI.

(7) Net income (loss) per common share is defined as net income (loss), divided by weighted average common shares outstanding - diluted.
(8) Operating earnings (loss) per common share is defined as operating earnings (loss), divided by weighted average common shares outstanding - diluted.
(9) Book value per common share is defined as ending stockholders' equity, including AOCI, divided by weighted average common shares outstanding - diluted.
(10) Book value per common share, excluding AOCI, is defined as ending stockholders' equity, excluding AOCI, divided by weighted average common shares outstanding - diluted.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Revenues	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Premiums	$236	$218	$176	$201	$347	$630	$1,021
Universal life and investment-type product policy fees	1,025	957	953	939	976	2,935	2,843
Net investment income	761	766	782	785	869	2,309	2,422
Other revenues	93	162	74	255	49	329	481
Revenues before NIGL and NDGL	2,115	2,103	1,985	2,180	2,241	6,203	6,767
Net investment gains (losses)	21	—	(55)	(63)	26	(34)	(15)
Net derivative gains (losses)	(164)	(78)	(965)	(2,670)	(501)	(1,207)	(3,181)
Total revenues	$1,972	$2,025	$965	$(553)	$1,766	$4,962	$3,571

Expenses
Interest credited	$279	$284	$275	$294	$290	$838	$871
Policyholder benefits and claims	1,083	785	864	955	1,058	2,732	2,948
Amortization of DAC and VOBA	123	21	(148)	416	(10)	(4)	(45)
Interest expense	34	37	45	42	45	116	133
Other expenses (1)	577	577	519	517	635	1,673	1,592
Total expenses	$2,096	$1,704	$1,555	$2,224	$2,018	$5,355	$5,499
Income (loss) before provision for income tax	(124)	321	(590)	(2,777)	(252)	(393)	(1,928)
Provision for income tax expense (benefit)	819	75	(241)	(1,012)	(94)	653	(754)
Net income (loss)	$(943)	$246	$(349)	$(1,765)	$(158)	$(1,046)	$(1,174)

(1) The period ended September 30, 2016 includes a non-cash charge for the goodwill write down of $161 million in our Run-off segment.

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Investments:
Fixed maturity securities available-for-sale	$63,565	$63,507	$60,870	$61,388	$75,842
Equity securities available-for-sale	265	278	290	300	365
Mortgage loans, net	10,431	10,263	9,908	9,378	8,567
Policy loans	1,522	1,513	1,512	1,517	1,518
Real estate and real estate joint ventures	407	302	242	215	210
Other limited partnership interests	1,654	1,623	1,596	1,642	1,704
Short-term investments	1,149	1,286	1,058	1,288	3,670
Other invested assets	2,666	3,037	3,817	4,904	7,686
Total investments	81,659	81,809	79,293	80,632	99,562
Cash and cash equivalents	1,698	4,443	5,812	5,228	2,825
Accrued investment income	641	608	641	693	692
Reinsurance recoverables	12,727	12,732	12,869	13,455	14,469
Premiums and other receivables	864	683	817	1,192	599
DAC and VOBA	6,414	6,464	6,500	6,293	6,589
Current income tax recoverable	1,772	1,423	1,247	778	329
Other assets	647	600	644	616	646
Separate account assets	116,857	115,566	115,365	113,043	115,218
Total assets	$223,279	$224,328	$223,188	$221,930	$240,929

LIABILITIES, STOCKHOLDERS' EQUITY AND NONCONTROLLING INTERESTS
Liabilities
Future policy benefits	$36,035	$34,352	$33,622	$33,372	$35,863
Policyholder account balances	37,298	37,296	36,986	37,526	40,304
Other policy-related balances	2,964	2,985	3,009	3,045	3,092
Payables for collateral under securities loaned and other transactions	4,569	7,121	7,177	7,390	13,696
Long-term financing obligations:
Debt	3,615	3,016	807	810	814
Reserve financing	—	—	3,897	3,897	3,897
Deferred income tax liability	2,116	2,337	2,445	2,056	3,394
Other liabilities	5,994	5,190	4,764	5,929	6,481
Separate account liabilities	116,857	115,566	115,365	113,043	115,218
Total liabilities	209,448	207,863	208,072	207,068	222,759
Stockholders' Equity and Noncontrolling Interests
Common stock	1	—	—	—	—
Additional paid-in capital	12,418	—	—	—	—
Retained earnings	39	—	—	—	—
Shareholder's net investment	—	14,521	13,610	13,597	15,731
Accumulated other comprehensive income (loss)	1,308	1,894	1,506	1,265	2,439
Total stockholders' equity	13,766	16,415	15,116	14,862	18,170
Noncontrolling interests	65	50	—	—	—
Total stockholders' equity and noncontrolling interests	13,831	16,465	15,116	14,862	18,170
Total liabilities, stockholders' equity and noncontrolling interests	$223,279	$224,328	$223,188	$221,930	$240,929

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Operating Earnings (Loss) By Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended September 30, 2017
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$44	$164	$—	$28	$236
Universal life and investment-type product policy fees	629	134	196	(4)	955
Net investment income	310	87	348	35	780
Other revenues	87	2	3	—	92
Total operating revenues	$1,070	$387	$547	$59	$2,063

Operating expenses
Interest credited	$153	$40	$86	$—	$279
Policyholder benefits and claims	258	161	287	21	727
Amortization of DAC and VOBA	(228)	138	—	4	(86)
Interest expense	—	—	—	36	36
Other operating expenses	399	56	55	93	603
Total operating expenses	$582	$395	$428	$154	$1,559
Operating earnings (loss) before provision for income tax	488	(8)	119	(95)	504
Provision for income tax expense (benefit)	133	(14)	36	1,025	1,180
Operating earnings (loss)	$355	$6	$83	$(1,120)	$(676)

	For the Three Months Ended September 30, 2016
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$76	$125	$132	$13	$346
Universal life and investment-type product policy fees	647	82	177	(3)	903
Net investment income	370	110	359	107	946
Other revenues	40	2	6	—	48
Total operating revenues	$1,133	$319	$674	$117	$2,243

Operating expenses
Interest credited	$160	$28	$101	$—	$289
Policyholder benefits and claims	189	142	476	6	813
Amortization of DAC and VOBA	89	40	15	8	152
Interest expense	—	—	15	28	43
Other operating expenses	308	69	37	37	451
Total operating expenses	$746	$279	$644	$79	$1,748
Operating earnings (loss) before provision for income tax	387	40	30	38	495
Provision for income tax expense (benefit)	140	15	3	8	166
Operating earnings (loss)	$247	$25	$27	$30	$329

Financial Supplement	6

Statements of Operating Earnings (Loss) By Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Nine Months Ended September 30, 2017
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$142	$406	$1	$81	$630
Universal life and investment-type product policy fees	1,900	292	544	(10)	2,726
Net investment income	948	263	1,060	159	2,430
Other revenues	280	21	26	—	327
Total operating revenues	$3,270	$982	$1,631	$230	$6,113

Operating expenses
Interest credited	$457	$108	$271	$—	$836
Policyholder benefits and claims	581	477	874	48	1,980
Amortization of DAC and VOBA	(22)	190	6	15	189
Interest expense	—	—	23	94	117
Other operating expenses	1,143	207	185	134	1,669
Total operating expenses	$2,159	$982	$1,359	$291	$4,791
Operating earnings (loss) before provision for income tax	1,111	—	272	(61)	1,322
Provision for income tax expense (benefit)	302	(11)	88	1,015	1,394
Operating earnings (loss)	$809	$11	$184	$(1,076)	$(72)

	For the Nine Months Ended September 30, 2016
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$386	$378	$146	$110	$1,020
Universal life and investment-type product policy fees	1,894	236	501	(8)	2,623
Net investment income	1,075	306	1,057	189	2,627
Other revenues	454	8	17	—	479
Total operating revenues	$3,809	$928	$1,721	$291	$6,749

Operating expenses
Interest credited	$476	$83	$311	$—	$870
Policyholder benefits and claims	897	429	1,130	69	2,525
Amortization of DAC and VOBA	276	120	406	20	822
Interest expense	—	—	45	82	127
Other operating expenses	932	228	127	94	1,381
Total operating expenses	$2,581	$860	$2,019	$265	$5,725
Operating earnings (loss) before provision for income tax	1,228	68	(298)	26	1,024
Provision for income tax expense (benefit)	368	16	(107)	(1)	276
Operating earnings (loss)	$860	$52	$(191)	$27	$748

Financial Supplement	7

Annuities — Statements of Operating Earnings (Loss) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Operating revenues	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Premiums	$44	$48	$50	$58	$76	$142	$386
Universal life and investment-type product policy fees	629	639	632	629	647	1,900	1,894
Net investment income	310	311	327	376	370	948	1,075
Other revenues	87	128	65	86	40	280	454
Total operating revenues	$1,070	$1,126	$1,074	$1,149	$1,133	$3,270	$3,809

Operating expenses
Interest credited	$153	$152	$152	$153	$160	$457	$476
Policyholder benefits and claims	258	163	160	182	189	581	897
Amortization of DAC and VOBA	(228)	112	94	92	89	(22)	276
Interest expense	—	—	—	—	—	—	—
Other operating expenses	399	386	358	314	308	1,143	932
Total operating expenses	$582	$813	$764	$741	$746	$2,159	$2,581
Operating earnings (loss) before provision for income tax	488	313	310	408	387	1,111	1,228
Provision for income tax expense (benefit)	133	87	82	116	140	302	368
Operating earnings (loss)	$355	$226	$228	$292	$247	$809	$860

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
FIXED ANNUITIES ACCOUNT VALUE	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Account value, beginning of period	$13,230	$13,369	$13,523	$13,715	$13,809
Premiums and deposits	113	47	48	56	65
Surrenders and contract benefits	(331)	(298)	(313)	(358)	(276)
Net flows	(218)	(251)	(265)	(302)	(211)
Interest credited	111	112	111	110	117
Policy charges and other	—	—	—	—	—
Account value, end of period	$13,123	$13,230	$13,369	$13,523	$13,715

VARIABLE & INDEX ANNUITIES ACCOUNT VALUE (1)
Account value, beginning of period	$116,830	$115,920	$113,271	$115,099	$113,121
Premiums and deposits	981	965	930	1,015	911
Surrenders and contract benefits	(2,402)	(2,689)	(2,585)	(2,413)	(2,302)
Net flows	(1,421)	(1,724)	(1,655)	(1,398)	(1,391)
Investment performance (2)	3,873	3,330	4,949	224	4,064
Policy charges and other	(708)	(696)	(645)	(654)	(695)
Account value, end of period	$118,574	$116,830	$115,920	$113,271	$115,099

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,544	$4,531	$4,518	$4,521	$4,507

(1) Includes general account and separate account.
(2) Includes imputed interest on index annuities and the interest credited on the general account investment option of variable products.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
VARIABLE & INDEX ANNUITY SALES	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Shield LevelTM Annuities	$653	$570	$458	$456	$390	$1,681	$1,199
Fixed index annuity (1)	69	—	—	—	—	69	—
GMWB/GMAB	190	215	234	326	314	639	1,045
GMDB only	92	107	115	142	129	314	432
GMIB (2)	25	43	51	56	50	119	300
Total variable & index annuity sales	$1,029	$935	$858	$980	$883	$2,822	$2,976

FIXED ANNUITY SALES
Fixed deferred annuities	$37	$47	$49	$56	$66	$133	$219
Single premium immediate annuities	7	8	12	17	34	27	175
Other fixed annuities	1	5	12	14	12	18	126
Total fixed annuity sales	$45	$60	$73	$87	$112	$178	$520

(1) Represents 90% of gross sales assumed via reinsurance agreement.
(2) Ceased issuing GMIBs for new purchase in February 2016.

Financial Supplement	10

Life — Statements of Operating Earnings (Loss) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Operating revenues	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Premiums	$164	$142	$100	$114	$125	$406	$378
Universal life and investment-type product policy fees	134	75	83	12	82	292	236
Net investment income	87	69	107	66	110	263	306
Other revenues	2	19	—	128	2	21	8
Total operating revenues	$387	$305	$290	$320	$319	$982	$928

Operating expenses
Interest credited	$40	$40	$28	$31	$28	$108	$83
Policyholder benefits and claims	161	169	147	138	142	477	429
Amortization of DAC and VOBA	138	7	45	162	40	190	120
Interest expense	—	—	—	—	—	—	—
Other operating expenses	56	66	85	31	69	207	228
Total operating expenses	$395	$282	$305	$362	$279	$982	$860
Operating earnings (loss) before provision for income tax	(8)	23	(15)	(42)	40	—	68
Provision for income tax expense (benefit)	(14)	11	(8)	(18)	15	(11)	16
Operating earnings (loss)	$6	$12	$(7)	$(24)	$25	$11	$52

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Variable universal and universal life account value, beginning of period	$2,818	$2,823	$2,914	$2,891	$2,875
Premiums and deposits (1)	64	76	77	94	61
Surrender and contract benefits	(49)	(36)	(124)	(41)	(32)
Net flows	15	40	(47)	53	29
Net transfers from (to) separate account	14	17	17	17	13
Interest credited	29	19	22	34	26
Policy charges and other	(76)	(81)	(83)	(81)	(52)
Variable universal and universal life account value, end of period	$2,800	$2,818	$2,823	$2,914	$2,891

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,977	$4,886	$4,704	$4,730	$4,583
Premiums and deposits	65	70	70	69	72
Surrender and contract benefits	(58)	(71)	(67)	(68)	(57)
Net flows	7	(1)	3	1	15
Investment performance	196	171	250	55	204
Net transfers from (to) general account	(14)	(17)	(17)	(17)	(13)
Policy charges and other	(59)	(62)	(54)	(65)	(59)
Variable universal life account value, end of period	$5,107	$4,977	$4,886	$4,704	$4,730

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
LIFE SALES	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Whole life	$1	$5	$9	$11	$14	$15	$64
Term life	2	3	6	10	10	11	44
Variable universal life	—	2	1	2	1	3	9
Universal life without secondary guarantees	2	1	1	10	3	4	8
Total life sales	$5	$11	$17	$33	$28	$33	$125

	As of
LIFE INSURANCE IN-FORCE	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Whole Life
Life Insurance in-force, before reinsurance	$23,532	$23,881	$24,090	$24,280	$24,248
Life Insurance in-force, net of reinsurance	$3,747	$3,827	$3,089	$3,165	$4,642

Term Life
Life Insurance in-force, before reinsurance	$459,001	$464,872	$470,405	$471,857	$471,182
Life Insurance in-force, net of reinsurance	$329,833	$333,685	$120,791	$120,090	$113,899

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$61,408	$62,142	$62,760	$63,709	$64,437
Life Insurance in-force, net of reinsurance	$40,183	$39,909	$32,602	$32,930	$33,285

Financial Supplement	13

Run-off — Statements of Operating Earnings (Loss) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Operating revenues	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Premiums	$—	$1	$—	$1	$132	$1	$146
Universal life and investment-type product policy fees	196	175	173	232	177	544	501
Net investment income	348	354	358	384	359	1,060	1,057
Other revenues	3	15	8	6	6	26	17
Total operating revenues	$547	$545	$539	$623	$674	$1,631	$1,721

Operating expenses
Interest credited	$86	$91	$94	$110	$101	$271	$311
Policyholder benefits and claims	287	288	299	390	476	874	1,130
Amortization of DAC and VOBA	—	—	6	556	15	6	406
Interest expense	—	8	15	15	15	23	45
Other operating expenses	55	79	51	88	37	185	127
Total operating expenses	$428	$466	$465	$1,159	$644	$1,359	$2,019
Operating earnings (loss) before provision for income tax	119	79	74	(536)	30	272	(298)
Provision for income tax expense (benefit)	36	27	25	(187)	3	88	(107)
Operating earnings (loss)	$83	$52	$49	$(349)	$27	$184	$(191)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Account value, beginning of period	$6,282	$6,258	$6,252	$6,227	$6,210
Premiums and deposits (1)	200	215	208	211	235
Surrenders and contract benefits	(17)	(30)	(42)	(22)	(31)
Net flows	183	185	166	189	204
Interest credited	61	76	65	67	66
Policy charges and other	(234)	(237)	(225)	(231)	(253)
Account value, end of period	$6,292	$6,282	$6,258	$6,252	$6,227

	As of
LIFE INSURANCE IN-FORCE	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$83,325	$83,645	$83,587	$83,566	$83,749
Life Insurance in-force, net of reinsurance	$35,243	$35,356	$24,556	$24,287	$24,105

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Operating Earnings (Loss) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Operating revenues	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Premiums	$28	$27	$26	$29	$13	$81	$110
Universal life and investment-type product policy fees	(4)	(3)	(3)	(3)	(3)	(10)	(8)
Net investment income	35	58	66	52	107	159	189
Other revenues	—	—	—	32	—	—	—
Total operating revenues	$59	$82	$89	$110	$117	$230	$291

Operating expenses
Interest credited	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	21	17	10	17	6	48	69
Amortization of DAC and VOBA	4	6	5	3	8	15	20
Interest expense	36	28	30	29	28	94	82
Other operating expenses	93	20	21	48	37	134	94
Total operating expenses	$154	$71	$66	$97	$79	$291	$265
Operating earnings (loss) before provision for income tax	(95)	11	23	13	38	(61)	26
Provision for income tax expense (benefit)	1,025	(23)	13	(7)	8	1,015	(1)
Operating earnings (loss)	$(1,120)	$34	$10	$20	$30	$(1,076)	$27

Other
Information

Financial Supplement	17

Other Information (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLL FORWARD	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Balance, beginning of period	$6,464	$6,500	$6,293	$6,589	$6,572
Capitalizations	72	47	68	79	71
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	(209)	105	297	397	162
Related to actuarial notable items, included in operating expenses	229	—	—	(539)	—
Other amortization, included in operating expenses	(143)	(125)	(149)	(274)	(152)
Total amortization	(123)	(20)	148	(416)	10
Unrealized investment gains (losses)	1	(63)	(9)	90	(64)
Other	—	—	—	(49)	—
Balance, end of period	$6,414	$6,464	$6,500	$6,293	$6,589
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Annuities	$5,142	$5,076	$5,106	$4,878	$4,380
Life	1,134	1,248	1,253	1,261	1,423
Run-off	6	2	5	6	639
Corporate & Other	132	138	136	148	147
Total DAC and VOBA	$6,414	$6,464	$6,500	$6,293	$6,589

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net derivative gains (losses):
Variable annuity embedded derivatives	$721	$212	$291	$1,753	$606
Variable annuity hedge program (2)	(872)	(471)	(1,070)	(2,538)	(1,027)
ULSG hedge program	(9)	267	(44)	(1,388)	32
Other hedges and embedded derivatives	(22)	(113)	(218)	(590)	(187)
Sub-total	(182)	(105)	(1,041)	(2,763)	(576)
Investment hedge adjustments and PAB adjustments	18	27	76	93	75
Total net derivative (losses)	$(164)	$(78)	$(965)	$(2,670)	$(501)
(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to operating earnings (loss).
(2) Beginning with the period ended September 30, 2017, in connection with the transition to our new variable annuity hedge program, the change in value of embedded derivative liabilities associated with Shield LevelTM Annuities is included in and presented with the variable annuity hedges.

Financial Supplement	18

Other Information (Cont.) (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING OPERATING EARNINGS	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Actuarial assumption review and other insurance adjustments	$(134)	$—	$—	$399	$21
Establishment costs	31	—	—	—	—
Separation related transactions	1,073	(42)	—	(23)	—
Other	—	—	—	(23)	—
Total notable items (1)	$970	$(42)	$—	$353	$21

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Life	$17	$(12)	$—	$—	$—
Annuities	(142)	(25)	—	(46)	—
Run-off	(9)	(5)	—	399	21
Corporate & Other	1,104	—	—	—	—
Total notable items (1)	$970	$(42)	$—	$353	$21

(1) Notable items represent a negative (positive) impact to operating earnings (loss).
Notable items reflect the impact of events that affected the Company’s results but that were unknown. Notable items also include certain items anticipated to help investors have a better understanding of the Company’s results and to evaluate and forecast those results, such as establishment costs.

Financial Supplement	19

Variable Annuity Separate Account Returns (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total Quarterly VA separate account gross returns:	3.61%	3.11%	4.72%	0.20%	3.84%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATION
Percent allocated to equity funds	27.87%	27.77%	27.70%	27.41%	26.97%
Percent allocated to bond funds/other funds	8.82%	8.94%	9.01%	9.23%	9.43%
Percent allocated to target volatility funds	14.82%	14.78%	14.69%	14.76%	14.88%
Percent allocated to balanced funds	48.49%	48.52%	48.60%	48.60%	48.72%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	September 30, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$22,446	26.93%	$22,311	25.99%
U.S. government and agency securities	15,843	19.01%	13,090	15.25%
Residential mortgage-backed securities	8,012	9.61%	8,023	9.34%
Foreign corporate securities	6,764	8.11%	6,393	7.45%
State and political subdivision securities	4,118	4.94%	3,945	4.59%
Commercial mortgage-backed securities	3,377	4.05%	3,812	4.44%
Asset-backed securities	1,750	2.10%	2,652	3.09%
Foreign government securities	1,255	1.51%	1,162	1.35%
Total fixed maturity securities	63,565	76.26%	61,388	71.50%
Equity securities	265	0.32%	300	0.35%
Mortgage loans:
Commercial mortgage loans	7,039	8.44%	6,523	7.60%
Agricultural mortgage loans	2,220	2.66%	1,892	2.20%
Residential mortgage loans	1,098	1.32%	867	1.01%
Valuation allowances	(45)	(0.05)%	(40)	(0.05)%
Commercial mortgage loans held by CSEs securitization entities	119	0.14%	136	0.16%
Total mortgage loans	10,431	12.51%	9,378	10.92%
Policy loans	1,522	1.83%	1,517	1.77%
Real estate and real estate joint ventures	407	0.49%	215	0.25%
Other limited partnership interests	1,654	1.98%	1,642	1.91%
Cash, cash equivalents and short-term investments	2,847	3.42%	6,516	7.59%
Other invested assets:
Derivatives:
Interest rate	1,236	1.48%	2,152	2.51%
Equity markets	1,003	1.20%	1,076	1.25%
Foreign currency exchange rate	201	0.24%	366	0.43%
Credit	37	0.04%	28	0.03%
Total derivatives	2,477	2.97%	3,622	4.22%
Loans to affiliates	—	0.00%	1,090	1.27%
Other	189	0.22%	192	0.22%
Total other invested assets	2,666	3.19%	4,904	5.71%
Total invested assets and cash and cash equivalents	$83,357	100.00%	$85,860	100.00%

	For the Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net investment income yield (1)	4.32%	4.40%	4.74%	4.69%	4.95%

(1) Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.
.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (1) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
INCOME	September 30, 2017 (2)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017 (2)	September 30, 2016
Total revenues (Line 9)	$2,600	$3,194	$8,889	$3,022	$2,872	$14,700	$13,129
Total benefits and expenses before dividends to policyholders (Line 28)	$1,800	$2,501	$9,246	$1,387	$1,508	$13,500	$11,218

Gain (loss) from operations (Line 33)	$700	$114	$(279)	$1,620	$866	$500	$1,065
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(400)	(234)	(463)	(569)	(474)	(1,100)	(909)
Net income (loss) (Line 35)	$300	$(120)	$(742)	$1,051	$392	$(600)	$156

	As of
COMBINED TOTAL ADJUSTED CAPITAL	September 30, 2017 (2)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Combined total adjusted capital	$6,600	$6,377	$4,217	$5,377	$9,073

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and the year to date period ended September 30, 2017.

Appendix

Financial Supplement	A-1

This financial supplement may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “will,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, statements regarding the separation from MetLife, including the expected benefits thereof, the recapitalization actions, including expected benefits thereof, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: the impact of the separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the separation can be achieved, and our ability to implement our business strategy; our degree of leverage following the separation due to indebtedness incurred in connection with the separation; differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our proposed exposure management strategy, and the timing of its implementation and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of regulatory, legislative or tax changes on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; tax consequences of the distribution, including whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in the Preliminary Information Statement of Brighthouse Financial, Inc., subject to completion, dated June 30, 2017 included as Exhibit 99.1 to Amendment No. 5 to Brighthouse Financial, Inc.’s Registration Statement on Form 10, filed with the SEC on June 30, 2017 and in Brighthouse Financial, Inc.’s subsequent reports on Form 10-K and Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Note Regarding Forward-Looking Statements”, and in Brighthouse Financial Inc.’s subsequent reports on Form 8-K. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Please consult any further disclosures Brighthouse Financial, Inc. makes on related subjects in reports to the SEC.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

In this financial supplement, we present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	book value, excluding AOCI / stockholders' equity, excluding AOCI	(i)	book value / stockholders' equity
(ii)	operating earnings (loss)	(ii)	net income (loss)
(iii)	operating revenues	(iii)	revenues
(iv)	operating expenses	(iv)	expenses
(v)	operating return on equity	(v)	return on equity
(vi)	operating earnings per share	(vi)	earnings per share

Reconciliations of these measures to the most directly comparable historical GAAP measures are included in this financial supplement.

Our definitions of the non-GAAP and other financial measures discussed in this financial supplement may differ from those used by other companies. For example, as indicated below, we exclude GMIB revenues and related embedded derivatives gains (losses) as well as GMIB benefits and associated DAC and VOBA offsets from operating earnings (loss), thereby excluding substantially all GMLB activity from operating earnings.

Operating Earnings (Loss), Operating Revenues and Operating Expenses

Operating earnings (loss)is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and businesses. Non-core businesses include discontinued operations and other businesses that have been or will be sold or exited by us, referred to as divested businesses, and certain entities required to be consolidated under GAAP.

Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate operating revenues and operating expenses, respectively. Operating earnings (loss), as presented in this financial supplement, reflects operating revenues less operating expenses, both net of income tax.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are excluded from total revenues in calculating the operating revenues component of operating earnings (loss):

•	Net investment gains (losses);

•
Net derivative gains (losses) except: (i) earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments"), and (ii) earned income on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment ("PAB Adjustments");

•	Amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”);

•	Certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Revenues from divested businesses.

The following are excluded from total expenses in calculating the operating expenses component of operating earnings (loss):

•	Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”);

•	Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments;

•	Recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance;

•	Expenses of divested businesses;

•	Amounts related to securitization entities that are VIEs consolidated under GAAP;

•	Goodwill impairment; and

•	Costs related to: (i) implementation of new insurance regulatory requirements and (ii) acquisition and integration costs.

The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, operating earnings (loss) is also our GAAP measure of segment performance.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Operating Return On Equity and Operating Earnings (Loss) Per Share

Operating return on equity and operating earnings per share are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Operating return on equity is defined as total annual operating earnings (loss) on a four quarter trailing basis divided by the simple average of the most recent five quarters of total stockholders’ equity, excluding AOCI.

Operating earnings (loss) per share is defined as total annual operating earnings on a four quarter trailing basis divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Book Value per Common Share

Brighthouse Financial uses the term "book value" to refer to "stockholders' equity." Book value per common share is defined as ending stockholders' equity, including AOCI, divided by weighted average common shares outstanding - diluted. Book value per common share, excluding AOCI, is defined as ending stockholders' equity, excluding AOCI, divided by weighted average common shares outstanding - diluted.

Brighthouse Financial provides these measures to enable investors to analyze the amount of the company's net worth that is primarily attributable to the company's business operations. Brighthouse Financial believes they are useful to investors because they eliminate the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.

Sales

Statistical sales information for Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, excluding company sponsored internal exchanges and the fixed index annuity distributed by MassMutual. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-5

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMLB	Guaranteed minimum living benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PAB	Policyholder account balances
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entities
VOBA	Value of business acquired
VUL	Variable universal life insurance

Financial Supplement	A-6

Reconciliation of Net Income (Loss) to Operating Earnings (Loss) (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Net income (loss)	$(943)	$246	$(349)	$(1,765)	$(158)	$(1,046)	$(1,174)
Adjustments from net income (loss) to operating earnings (loss):
Less: Net investment gains (losses)	21	—	(55)	(63)	26	(34)	(15)
Less: Net derivative gains (losses)	(164)	(78)	(965)	(2,670)	(501)	(1,207)	(3,181)
Less: Other adjustments to net income (loss) (1)
GMIB Fees	70	70	69	73	73	209	221
Investment hedge adjustments	(19)	(27)	(76)	(92)	(74)	(122)	(206)
Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(78)	124	240	325	128	286	1,077
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(486)	(158)	(185)	(190)	(209)	(829)	(587)
Divested business	26	(26)	(4)	(36)	(24)	(4)	(51)
Other	2	(10)	(6)	33	(166)	(14)	(210)
Less: Provision for income tax (expense) benefit on reconciling adjustments	361	27	353	917	260	741	1,030
Add: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Operating earnings (loss)	$(676)	$324	$280	$(62)	$329	$(72)	$748

Net income (loss) per common share - diluted	$(7.87)	N/A	N/A	N/A	N/A	N/A	N/A
Adjustments from net income (loss) to operating earnings (loss):
Less: Net investment gains (losses)	0.18	N/A	N/A	N/A	N/A	N/A	N/A
Less: Net derivative gains (losses)	(1.37)	N/A	N/A	N/A	N/A	N/A	N/A
Less: Other adjustments to net income (1)
GMIB Fees	0.58	N/A	N/A	N/A	N/A	N/A	N/A
Investment hedge adjustments	(0.16)	N/A	N/A	N/A	N/A	N/A	N/A
Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(0.65)	N/A	N/A	N/A	N/A	N/A	N/A
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(4.06)	N/A	N/A	N/A	N/A	N/A	N/A
Divested business	0.22	N/A	N/A	N/A	N/A	N/A	N/A
Other	0.02	N/A	N/A	N/A	N/A	N/A	N/A
Less: Provision for income tax (expense) benefit on reconciling adjustments	3.01	N/A	N/A	N/A	N/A	N/A	N/A
Add: Net income (loss) attributable to noncontrolling interests	—	N/A	N/A	N/A	N/A	N/A	N/A
Operating earnings (loss) per common share - diluted	$(5.64)	N/A	N/A	N/A	N/A	N/A	N/A

(1) For further explanations of these adjustments see pages A-1 through A-9 of the Appendix.

Financial Supplement	A-7

Reconciliation of Return On Equity to Operating Return On Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
OPERATING EARNINGS (LOSS)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss)	$(2,811)	$(2,026)	$(3,695)	$(2,939)	$(1,083)
Add: Investment portfolio gains (losses)	97	92	72	78	5
Add: Net derivative gains (losses)	3,877	4,214	7,109	5,851	3,438
Add: Other adjustments to net income	361	148	(523)	(357)	(29)
Add: Provision for income tax expense (benefit)	(1,658)	(1,557)	(2,337)	(1,947)	(1,192)
Operating earnings (loss)	$(134)	$871	$626	$686	$1,139

	Five Quarters Average Stockholders' Equity Basis
STOCKHOLDERS' EQUITY, EXCLUDING AOCI	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Stockholders' equity	$15,666	$16,605	$17,258	$17,603	$18,614
Accumulated other comprehensive income (loss) (AOCI)	1,682	1,947	2,060	2,063	$2,209
Stockholders' equity, excluding AOCI	$13,983	$14,658	$15,198	$15,540	$16,405

	Five Quarters Average Stockholders' Equity Basis
RETURN ON EQUITY AND RETURN ON EQUITY, EXCLUDING AOCI	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Return on equity	(17.9)%	(12.2)%	(21.4)%	(16.7)%	(5.8)%
Add: Return on investment portfolio gains (losses)	0.6%	0.6%	0.4%	0.4%	—%
Add: Return on net derivative gains (losses)	24.7%	25.4%	41.2%	33.2%	18.5%
Add: Return on other adjustments to net income	2.3%	0.9%	(3.0)%	(2.0)%	(0.2)%
Add: Return on provision for income tax expense (benefit)	(10.6)%	(9.4)%	(13.5)%	(11.1)%	(6.4)%
Operating return on equity	(0.9)%	5.2%	3.6%	3.9%	6.1%

Return on equity, excluding AOCI	(20.1)%	(13.8)%	(24.3)%	(18.9)%	(6.6)%
Operating return on equity, excluding AOCI	(1.0)%	5.9%	4.1%	4.4%	6.9%

Financial Supplement	A-8

Reconciliation of Total Revenues to Operating Revenues and Reconciliation of Total Expenses to Operating Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Total revenues	$1,972	$2,025	$965	$(553)	$1,766	$4,962	$3,571
Less: Net investment gains (losses)	21	—	(55)	(63)	26	(34)	(15)
Less: Net derivative gains (losses)	(164)	(78)	(965)	(2,670)	(501)	(1,207)	(3,181)
Less: Other adjustments to revenues:
GMIB fees	70	70	69	73	73	209	221
Investment hedge adjustments	(19)	(27)	(76)	(92)	(74)	(122)	(206)
Other	1	2	—	(3)	(1)	3	3
Total operating revenues	$2,063	$2,058	$1,992	$2,202	$2,243	$6,113	$6,749

Total expenses	$2,096	$1,704	$1,555	$2,224	$2,018	$5,355	$5,499
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	78	(124)	(240)	(325)	(128)	(286)	(1,077)
Less: Goodwill impairment	—	—	—	—	161	—	161
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	486	158	185	190	209	829	587
Other	(1)	12	6	(36)	4	17	52
Less: Divested business	(26)	26	4	36	24	4	51
Total operating expenses	$1,559	$1,632	$1,600	$2,359	$1,748	$4,791	$5,725

Financial Supplement	A-9

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Nine Months Ended
INVESTMENT PORTFOLIO GAINS (LOSSES)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Gross investment gains (losses)	$23	$4	$(51)	$(67)	$66	$(24)	$51
Writedowns	(1)	(3)	(4)	2	(38)	(8)	(65)
Investment portfolio gains (losses)	22	1	(55)	(65)	28	(32)	(14)
Net investment gains (losses) related to CSEs	(1)	(1)	—	1	(2)	(2)	(2)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	—	—	—	1	—	—	1
Net Investment Gains (Losses) - GAAP Basis	$21	$—	$(55)	$(63)	$26	$(34)	$(15)

	For the Three Months Ended
NET INVESTMENT YIELD	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total Investments
Investment income yield (1)	4.47%	4.55%	4.89%	4.84%	5.09%
Investment fees and expenses	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.14)%
Net investment income yield (1)	4.32%	4.40%	4.74%	4.69%	4.95%

(1) Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.